UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	January 27, 2010

Malvern Federal Bancorp, Inc.
(Exact name of registrant as specified in its charter)

United States	001-34051	38-3783478
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

42 E. Lancaster Avenue, Paoli, Pennsylvania	19301
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code	(610) 644-9400

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02   Results of Operations and Financial Condition

On January 27, 2010, Malvern Federal Bancorp, Inc. (the “Company”), the mid-tier holding company for Malvern Federal Savings Bank (the “Bank”), reported its results of operations for the quarter ended December 31, 2009.

For additional information, reference is made to the Company’s press release dated January 27, 2010, which is included as Exhibit 99.1 hereto and is incorporated herein by reference thereto.  The press release attached hereto is being furnished to the Securities and Exchange Commission (the “SEC”) and shall not be deemed to be “filed” for any purpose except as otherwise provided herein.

Item 7.01   Regulation FD Disclosure.

Pursuant to Regulation FD, attached hereto as Exhibit 99.2 to this Current Report is a copy of a slide presentation to be made on January 28, 2010 at the Company’s Annual Meeting of Shareholders. This presentation provides an overview of the Company’s performance and outlook.

The presentation attached hereto as Exhibit 99.2 and incorporated herein by reference, is being furnished pursuant to this Item 7.01 and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, and it shall not be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or under the Exchange Act, whether made before or after the date hereof, except as expressly set forth by specific reference in such filing to this Current Report on Form 8-K.

Item 9.01   Financial Statements and Exhibits

(a)	Not applicable.
(b)	Not applicable.
(c)	Not applicable.
(d)	Exhibits

            The following exhibit is included herewith.

Exhibit Number	Description
99.1	Press release dated January 27, 2010
99.2	Shareholder presentation

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

MALVERN FEDERAL BANCORP, INC.

Date: January 27, 2010	By:	/s/ Ronald Anderson
Ronald Anderson
President and Chief Executive Officer

INDEX TO EXHIBITS

Exhibit Number	Description
99.1	Press release dated January 27, 2010
99.2	Shareholder presentation